UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 14, 2024

Quest Diagnostics Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

001-12215	16-1387862
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Plaza Drive Secaucus, NJ	07094
(Address of principal executive offices)	(Zip Code)

(973) 520-2700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DGX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 19, 2024, Quest Diagnostics Incorporated (the “Company”) issued $400,000,000 aggregate principal amount of 4.600% senior notes due 2027 (the “2027 Notes”), $600,000,000 aggregate principal amount of 4.625% senior notes due 2029 (the “2029 Notes”) and $850,000,000 aggregate principal amount of 5.000% senior notes due 2034 (the “2034 Notes,” and together with the 2027 Notes and the 2029 Notes, the “Notes”).

The Company will pay interest on the Notes on June 15 and December 15 of each year, beginning on December 15, 2024.

The 2027 Notes will mature on December 15, 2027. The 2029 Notes will mature on December 15, 2029. The 2034 Notes will mature on December 15, 2034. The Notes will be the senior unsecured obligations of the Company and will rank equally with the Company’s other existing and future senior unsecured obligations. The Notes will not be entitled to the benefit of any sinking fund.

The Notes were issued pursuant to an indenture dated as of June 27, 2001 among the Company, the guarantors (as defined therein) and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented from time to time, and as further supplemented by a twenty-third supplemental indenture dated as of August 19, 2024 between the Company and the Trustee (collectively, the “Indenture”). The Indenture contains covenants that, among other things, will limit the ability of (i) the Company and certain of its subsidiaries to create certain liens and enter into certain sale and leaseback transactions and (ii) the Company to consolidate, merge or transfer all or substantially all of the Company’s assets on a consolidated basis. The Indenture provides for customary events of default. Upon a change of control triggering event (as defined in the Indenture), the Company will be required to make an offer to purchase the Notes at a price equal to 101% of their principal amount plus accrued and unpaid interest to the repurchase date.

The Company will also be required to redeem the 2027 Notes and 2029 Notes at a price equal to 101% of their principal amount plus accrued and unpaid interest to the redemption date, if (i) the Company does not consummate the previously disclosed acquisition of LifeLabs, Inc. and related entities (the “LifeLabs Acquisition”) on or before the later of (x) November 2, 2024 (as such date may be extended in accordance with the Equity Purchase Agreement (“EPA”) for the LifeLabs Acquisition to no later than March 2, 2025) (the “Termination Date”) and (y) the date that is eight business days after any later date to which parties to the EPA may agree to extend the Termination Date, or (ii) the Company notifies the Trustee under the Indenture that it will not pursue consummation of the LifeLabs Acquisition. The 2034 Notes will remain outstanding if the LifeLabs Acquisition is not consummated.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the text of the applicable agreements, each of which is included as an exhibit to this Current Report on Form 8-K and incorporated by reference herein. For more information on the LifeLabs Acquisition and the EPA, see Item 1.01 of the Company’s Current Report on Form 8-K filed on July 3, 2024, and the full text of the EPA, filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024.

A copy of the opinion of Allen Overy Shearman Sterling US LLP, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

On August 14, 2024, the Board of Directors (the “Board”) of the Company amended and restated the Company’s By-Laws (the “By-Laws”). The amendments revise Section 7.01(a) to provide for the exculpation of officers as permitted by law to conform with the amendments to the Company’s Restated Certificate of Incorporation approved by the Company’s stockholders at the Company’s 2024 Annual Meeting of Stockholders, a copy of which was filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on May 21, 2024. The foregoing summary is qualified in its entirety by the By-Laws filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events

On August 15, 2024, the Company issued a press release announcing the pricing of a public offering of $400 million aggregate principal amount of the 2027 Notes, $600 million aggregate principal amount of the 2029 Notes and $850 million aggregate principal amount of the 2034 Notes under the Company’s shelf registration statement. A copy of the press release, dated August 15, 2024, is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K.

In connection with the offering of the Notes, on August 15, 2024, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC on behalf of themselves and the other underwriters named therein. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description

1.1*	Underwriting Agreement, dated August 15, 2024

3.1*	Amended and Restated By-Laws of Quest Diagnostics Incorporated, as amended August 14, 2024

4.1	Indenture dated as of June 27, 2001, among the Company, the Subsidiary Guarantors and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 27, 2001) and incorporated herein by reference)

4.2*	Twenty-Third Supplemental Indenture, dated as of August 19, 2024, between the Company and the Trustee

4.3*	Form of the Company’s 4.600% Senior Note due 2027 (incorporated by reference from Exhibit A to Exhibit 4.2 hereof)

4.4*	Form of the Company’s 4.625% Senior Note due 2029 (incorporated by reference from Exhibit B to Exhibit 4.2 hereof)

4.5*	Form of the Company’s 5.000% Senior Note due 2034 (incorporated by reference from Exhibit C to Exhibit 4.2 hereof)

5.1*	Opinion of Allen Overy Shearman Sterling US LLP, counsel to the Company

23.1*	Consent of Allen Overy Shearman Sterling US LLP (included in Exhibit 5.1)

99.1*	Press Release issued by the Company, dated August 15, 2024, announcing pricing of notes

104*	The cover page from this current report on Form 8-K, formatted in Inline XBRL.

*            Filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

August 19, 2024

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Sean D. Mersten
Sean D. Mersten
Vice President and Corporate Secretary

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